                                                                    Exhibit 99.2

                  NOVT CORPORATION ANNOUNCES FINANCIAL RESULTS
                       FOR THE QUARTER ENDED JUNE 30, 2006

         SAN JOSE, Ca.,  August 11  /PRNewswire-FirstCall/  -- NOVT  Corporation
(Pink Sheets:  NOVT.PK) today announced a net loss of $499,000 or $0.12 loss per share for the three  months  ended June 30,  2006,  as compared to a net loss of
$2,580,000 or $0.63 loss per share for the three months ended June 30, 2005.

                                     NOVT Corporation
                           CONDENSED CONSOLIDATED BALANCE SHEETS
                                      (in thousands)

                                                       June 30, 2006          December 31,
                                                        (Unaudited)             2005 (1)
                                                       ----------------------------------

ASSETS
Current assets:
  Cash and cash equivalents                             $   7,522              $  10,449
  Restricted cash                                            --                    1,864
  Short-term investments                                     --                      349
  Accounts receivable and other receivable                    824                    476
  Inventory, net                                             --                       19
  Assets held for sale                                       --                      419
  Prepaid expenses and other current assets                   159                    431
                                                        ---------              ---------
Total current assets                                        8,505                 14,007
Property and equipment, net                                  --                       81
                                                        ---------              ---------
                                                        $   8,505              $  14,088
                                                        =========              =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                      $     270              $     571
  Accrued expenses                                          1,141                  2,862
  Unearned revenue                                           --                      367
                                                        ---------              ---------
Total current liabilities                                   1,411                  3,800

Stockholders' equity:
  Common stock                                                 41                     41
  Additional paid-in capital                              187,980                187,971
  Accumulated other comprehensive loss                         (6)                  --
  Accumulated deficit                                    (180,749)              (177,552)
  Treasury stock, at cost, 10,733 shares                     (172)                  (172)
                                                        ---------              ---------
Total stockholders' equity                                  7,094                 10,288
                                                        =========              =========
                                                        $   8,505              $  14,088
                                                        =========              =========

(1) Amounts are derived from the December 31, 2005 audited financial statements.

                                            NOVT Corporation
                             UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS
                                  (in thousands, except per share data)

                                                          Six months ended          Six months ended
                                                              June 30,                   June 30,
                                                          2006         2005         2006        2005
                                                       ----------------------     ---------------------

Net sales                                               $   --       $  2,299     $    406     $  5,712

Cost of sales                                               --            895          411        5,014
                                                        --------     --------     --------     --------

Gross margin (loss)                                         --          1,404           (5)         698

Operating expenses:
  Research and development                                  --            102           55          536
  Sales and marketing                                       --            938          321        3,640
  General and administrative                                 589        3,105        3,655        5,982
                                                        --------     --------     --------     --------
Total operating expenses                                     589        4,145        4,031       10,158
                                                        --------     --------     --------     --------

Loss from operations                                        (589)      (2,741)      (4,036)      (9,460)

Interest income and other                                     90          161          836          325
                                                        --------     --------     --------     --------

Net loss                                                $   (499)    $ (2,580)    $ (3,200)    $ (9,135)
                                                        ========     ========     ========     ========

Basic and diluted net loss per share                    $  (0.12)    $  (0.63)    $  (0.78)    $  (2.24)
                                                        ========     ========     ========     ========

Shares used in computing basic and diluted net
income (loss) per share                                    4,084        4,084        4,084        4,084
                                                        ========     ========     ========     ========

ABOUT NOVT CORPORATION

On March 9, 2006, NOVT completed the sale of substantially all the assets of its vascular  brachytherapy  business.  NOVT's  strategic  plan is to  redeploy  its existing  resources  to identify  and acquire new  business  operations.  NOVT's redeployment  strategy  will involve the  acquisition  of one or more  operating businesses  with existing or  prospective  taxable  earnings.  This strategy may allow NOVT to realize  future cash flow  benefits  from its net  operating  loss carry-forwards ("NOLs"). In connection with the redeployment strategy, NOVT from time to time may review  potential  acquisitions,  conduct due diligence,  enter into letters of intent or similar  agreements  or otherwise  evaluate  potential acquisitions,  and  if it  deems  advisable,  negotiate  definitive  acquisition agreements.  No  assurance  can be given  that the  Company  will find  suitable candidates,  and if it does,  that it will be able to utilize its existing NOLs.
NOVT's  common  stock is  currently  traded in the Pink Sheets  under the symbol
NOVT.PK.  For  general  company  information,  please  visit  NOVT's  website at
NOVTCorporation.com.

SAFE HARBOR WARNING

Forward-looking  statements  in this  press  release  are made  pursuant  to the provisions of Section 21E of the Securities Exchange Act of 1934.  Investors are
cautioned  that  statements  in this  press  release,  which  are  not  strictly historical statements,  constitute forward-looking statements. Actual results or events  could  differ  materially  from  those  anticipated  in  forward-looking statements.  These  risks and  uncertainties  include the  Company's  ability to succeed in its redeployment  strategy,  as well as risks and uncertainties  that are set forth from time to time in the  Company's  SEC  reports,  including  its
Annual  Report  on Form  10-K  for the  year  ended  December  31,  2005 and its
Quarterly  Report on Form 10-Q for the quarter ended March 31, 2006. The Company disclaims  any  obligation to publicly  update or revise any such  statements to reflect  any  change in the  Company's  expectations  or events,  conditions  or circumstances  on which any such statement may be based,  or that may affect the likelihood  that  actual  results  will  differ  from  those  set  forth  in the forward-looking statements.

SOURCE:  NOVT Corporation

08/11/2006

CONTACT:  Terry Gibson of NOVT Corporation, +1-408-236-7517/

(NOVT.PK)